DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS	12 Months Ended
Sep. 30, 2012
DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS
DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

NOTE 11: DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

A financial instrument is defined as cash, evidence of an ownership interest in an entity, or a contract that creates a contractual obligation or right to deliver or receive cash or another financial instrument from a second entity on potentially favorable or unfavorable terms.

Fair value estimates are made at a point in time, based on relevant market data and information about the financial instrument. Fair values should be calculated based on the value of one trading unit without regard to any premium or discount that may result from concentrations of ownership of a financial instrument, possible tax ramifications, estimated transaction costs that may result from bulk sales or the relationship between various financial instruments. No readily available market exists for a significant portion of our financial instruments. Fair value estimates for these instruments are based on judgments regarding current economic conditions, currency and interest rate risk characteristics, loss experience, and other factors. Many of these estimates involve uncertainties and matters of significant judgment and cannot be determined with precision. Therefore, the calculated fair value estimates in many instances cannot be substantiated by comparison to independent markets and, in many cases, may not be realizable in a current sale of the instrument. Changes in assumptions could significantly affect the estimates.

The following methods and assumptions were used to estimate the fair value of its financial instruments:

Cash and Cash Equivalents - The carrying value approximates fair value due to their liquid nature and classified as Level 1.

Investments- Restricted - Fair value for U.S. government bond investments are based on quoted prices for similar assets in active markets and classified as Level 2.

Investments- Non-Restricted - Fair value for U.S. government bond investments are based on quoted prices for similar assets in active markets and classified as Level 2.  The carrying value of certificates of deposit approximates fair value due to their liquid nature and classified as Level 1.

Finance Receivables - The fair values of finance receivables are estimated by discounting future cash flows using current rates at which similar finance receivables would be made to borrowers with similar credit ratings and for the same remaining maturities. The carrying amount of finance receivables is evaluated at current market rate to determine fair value. If the Company’s finance receivables were measured at fair value in the financial statements these finance receivables would be classified as Level 2 in the fair value hierarchy.

Amortizing Term Notes - The fair value of the amortizing term notes with fixed interest rates are estimated using the discounted cash flow analysis based on the Company’s current incremental borrowing rates for similar types of borrowing arrangements.  If the Company’s amortizing term notes were measured at fair value in the financial statements, these amortizing term notes would be categorized as Level 2 in the fair value hierarchy.

Investment Notes - The fair value of investment notes is estimated by discounting future cash flows using current rates at which similar investment notes would be offered to lenders for the same remaining maturities.  If the Company’s investment notes were measured at fair value in the financial statements, these investment notes would be categorized as Level 2 in the fair value hierarchy

The carrying amounts and estimated fair values of our financial instruments at September 30, 2012 and 2011 are as follows:

	As of September 30, 2012		As of September 30, 2011
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value

Financial assets:
Cash and cash equivalents - non-restricted	$2,136,520	$2,136,520	$1,256,841	$1,256,841
Cash and cash equivalents - restricted	727,857	727,857	696,578	696,578
Investments - restricted	1,024,134	1,024,134	3,087,572	3,087,572
Investments - non-restricted	3,360,773	3,360,773	2,832,972	2,832,972
Net finance receivables	331,910,518	331,950,198	330,704,771	331,555,761

Financial liabilities:
Amortizing term notes	$186,230,677	$186,232,408	$214,490,826	$214,642,324
Investment notes	67,428,441	67,604,603	59,724,991	59,876,461

Investments in debt securities measured and reported at fair value are classified and disclosed in one of the following categories:

•                  Level 1 — Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

•                  Level 2 — Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

•                  Level 3 — Unobservable inputs reflect the Company’s judgments about the assumptions market participants would use in pricing the asset or liability since limited market data exists. The Company develops these inputs based on the best information available, including the Company’s own data.

During 2012, U.S. government bond investments of $3.8 million are valued by commercial pricing services, where prices are derived using market observable inputs, have been transferred from Level 1 to Level 2.  The Company’s policy is to recognize transfers in and transfers out as of the ending of the reporting period. As of September 30, 2011, our U.S. government bond investments were $5.0 million, which are classified as Level 1. During fiscal 2011, there were no significant transfers in or out of Levels 1, 2 or 3.